Exhibit 10.1

                       INCENTIVE STOCK OPTION NOTICE

[name]
[address]

This Option Notice (the "Notice") dated as of [grant date] (the "Grant Date") is being sent to you by NTL Incorporated (including any successor company, the "Company"). As you are presently serving as an employee of NTL Incorporated or one of its subsidiary corporations, in recognition of your services and pursuant to the NTL Incorporated 2006 Stock Incentive Plan (the "Plan") the Company has granted you the Option provided for in this Notice. The Option is subject to the terms and conditions set forth in the Plan, which is incorporated herein by reference, and defined terms used but not defined in this Notice shall have the meaning set forth in the Plan.

1. Grant of Option. The Company hereby irrevocably grants to you, as of the Grant Date, an option to purchase up to [number] shares of the Company's Common Stock at a price of $[strike price] per share. This Option is intended to qualify as an Incentive Stock Option under U.S. tax laws and the Company will treat it as such to the extent permitted by applicable law.

2. Vesting. This Option shall vest as to 20% of the shares on January 1, 2007 (the "First Vesting Date") and as to an additional 20% of the shares on each of the next four anniversaries of the First Vesting Date thereafter, until fully vested. Upon an Acceleration Event this Option, to the extent not yet vested, shall become 100% vested.

3. Exercise Period. Generally, this Option may not be exercised unless you are at the time of exercise an employee of the Company, a subsidiary corporation or a parent corporation and unless you have remained continuously so employed since the Grant Date. This Option shall stop vesting immediately upon the termination of your employment and your right to exercise the Option, to the extent vested, shall terminate on the earlier of the following dates: (a) three months after your termination other than for Cause; (b) one year after your termination resulting from your retirement, disability or death; (c) the date on which your employment is terminated for Cause; or (d) [final maturity date].

4. Manner of Exercise. This Option may be exercised by delivery to the Company of a written notice signed by the person entitled to exercise the Option, specifying the number of shares which such person wishes to purchase, together with a certified or bank check or cash (or such other manner of payment as permitted by the Plan) for the aggregate option price for that number of shares and any required withholding (including a payment sufficient to indemnify the Company or any subsidiary of the Company in full against any and all liability to account for any tax or duty payable and arising by reason of the exercise of the Option. In addition to the foregoing required withholding, it is a condition to the exercise of the Option that you reimburse the Company for the employer portion of any U.S. Medicare and Social Security taxes (and similar state or local taxes) that the Company may incur in connection with the exercise of the Option).

5. Transferability. Neither this Option nor any interest in this Option may be transferred other than by will or the laws of descent or distribution.

                                              for and on behalf of
                                              NTL INCORPORATED

                                              -----------------------------
                                              Steve Burch
                                              Chief Executive Officer

                       INCENTIVE STOCK OPTION NOTICE

[name]
[address]

This Option Notice (the "Notice") dated as of [grant date] (the "Grant Date") is being sent to you by NTL Incorporated (including any successor company, the "Company"). As you are presently serving as an employee of NTL Incorporated or one of its subsidiary corporations, in recognition of your services and pursuant to the NTL Incorporated 2006 Stock Incentive Plan (the "Plan") the Company has granted you the Option provided for in this Notice. The Option is subject to the terms and conditions set forth in the Plan, which is incorporated herein by reference, and defined terms used but not defined in this Notice shall have the meaning set forth in the Plan.

1. Grant of Option. The Company hereby irrevocably grants to you, as of the Grant Date, an option to purchase up to [number] shares of the Company's Common Stock at a price of $[strike price] per share. This Option is intended to qualify as an Incentive Stock Option under U.S. tax laws and the Company will treat it as such to the extent permitted by applicable law.

2. Vesting. This Option shall vest as to 20% of the shares on January 1, 2007 (the "First Vesting Date") and as to an additional 20% of the shares on each of the next four anniversaries of the First Vesting Date thereafter, until fully vested. Upon an Acceleration Event this Option, to the extent not yet vested, shall become 100% vested.

3. Exercise Period. Generally, this Option may not be exercised unless you are at the time of exercise an employee of the Company, a subsidiary corporation or a parent corporation and unless you have remained continuously so employed since the Grant Date. This Option shall stop vesting immediately upon the termination of your employment and your right to exercise the Option, to the extent vested, shall terminate on the earlier of the following dates: (a) three months after your termination other than for Cause; (b) one year after your termination resulting from your retirement, disability or death; (c) the date on which your employment is terminated for Cause; or (d) [final maturity date].

4. Condition to Exercise. This Option may not be exercised in any circumstances unless and until the Company is satisfied that you have entered into a binding election in the form prescribed by the Company pursuant to which you assume liability for the whole of the employers' national insurance contributions due in respect of share option gains arising from this Option.

5. Manner of Exercise. This Option may be exercised by delivery to the Company of a written notice signed by the person entitled to exercise the Option, specifying the number of shares which such person wishes to purchase, together with a certified or bank check or cash (or such other manner of payment as permitted by the Plan) for the aggregate option price for that number of shares and any required withholding (including a payment sufficient to indemnify the Company or any subsidiary of the Company in full against any and all liability to account for any income tax, employee's national insurance contributions or duty payable and arising by reason of the exercise of the Option) and the amount necessary to meet the employers' national insurance contributions referred to in paragraph 4 of this Notice.

6. Transferability. Neither this Option nor any interest in this Option may be transferred other than by will or the laws of descent or distribution.

                                              for and on behalf of
                                              NTL INCORPORATED

                                              -----------------------------
                                              Steve Burch
                                              Chief Executive Officer